SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2005

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                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-23047                13-3864870
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


     420 Lexington Avenue, Suite 408                              10170
           New York, New York                                   (Zip code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 672-9100

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.           Entry into a Material Definitive Agreement.

            On August 5, 2005, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), entered into a Letter Agreement, dated as of August 5, 2005, with John Odden (the "Letter Agreement"). The following summary of certain provisions of the Letter Agreement is qualified in its entirety by reference to the complete Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto.

            The Letter Agreement confirms the terms of Mr. Odden's resignation of his employment with SIGA as Vice President - Business Development, effective August 5, 2005 (the "Resignation Date"). Pursuant to the Letter Agreement, all existing employment agreements between Mr. Odden and SIGA, including without limitation that certain Employment Agreement, dated as of July 29, 2004 and with an effective date of August 23, 2004, by and between SIGA and Mr. Odden (the "Employment Agreement"), are terminated as of the date of the Letter Agreement. SIGA will continue to pay Mr. Odden his base salary pursuant to the Employment Agreement, less all applicable withholdings for federal, state and local income taxes, social security, and all other customary withholdings, through September 15, 2005. Any options granted to Mr. Odden prior to the date of the Letter Agreement shall be subject to the terms and conditions of the applicable agreement reflecting such grant and any applicable plan under which such options were issued.

            In exchange for and in consideration of the promises, covenants and agreements set forth in the Letter Agreement, Mr. Odden releases SIGA to the maximum extent permitted by law from any and all manner of claims, demands, causes of action, obligations, damages, or liabilities whatsoever of every kind and nature, at law or in equity, known or unknown, and whether or not discoverable, which you have or may have for any period prior to your execution of this letter agreement, including without limitation those claims enumerated in Paragraph 7 of the Letter Agreement.

Item 1.02.           Termination of a Material Definitive Agreement.

            See Item 1.01 above for a description of the terms of the Letter Agreement, which, among other things, terminates the Employment Agreement. A copy of the Employment Agreement is included as Exhibit 10.1 to SIGA's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004, filed with the Securities and Exchange Commission on November 15, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            See Item 1.01 above for a description of the terms of the Letter Agreement pursuant to which Mr. Odden resigned as Vice President - Business Development of SIGA, effective August 5, 2005.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.  Description
-----------  -----------

10.1         Letter Agreement, dated as of August 5, 2005, between SIGA and
             John Odden.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIGA TECHNOLOGIES, INC.


                              By: /s/ Thomas N. Konatich
                                 ---------------------------------
                                 Name: Thomas N. Konatich
                                 Title: Chief Financial Officer


Date: August 11, 2005





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